================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           El Paso Electric Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Common Stock
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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         No Par Value
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:
         No Fee Required
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:
                              Terry Bassham, Esq.
                                General Counsel
                           El Paso Electric Company
                                 123 W. Mills
                             El Paso, Texas 79901
                                (915) 543-5711
     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                            EL PASO ELECTRIC COMPANY
                                 100 N. Stanton
                             El Paso, Texas  79901
                                 (915) 543-5711


                                                                  April 27, 1998

Dear Shareholder:

       The Annual Meeting of Shareholders of El Paso Electric Company will be held at the Paul Kayser Center, located at 100 N. Stanton, El Paso, Texas 79901, on Friday, May 29, 1998, at 10:00 a.m., Mountain Daylight Time.

       The purpose of the Annual Meeting is to give shareholders an opportunity to vote on the election of Class II Directors.

       Information concerning this matter is set forth in the accompanying notice of the meeting and Proxy Statement. Your Board of Directors recommends that you vote FOR the election of the persons nominated by the Board to serve as Class II Directors.

       Your vote is important. To ensure your representation, even if you cannot attend the Annual Meeting, please mark, sign, date and return the enclosed Proxy promptly.

                                 Sincerely,


                                 /s/ JAMES HAINES

                                 James S. Haines, Jr.
                                 Chief Executive Officer and President

                            EL PASO ELECTRIC COMPANY
                                 100 N. Stanton
                             El Paso, Texas  79901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of
El Paso Electric Company:

       The Annual Meeting of Shareholders of El Paso Electric Company will be held at the Paul Kayser Center, located at 100 N. Stanton, El Paso, Texas 79901, on Friday, May 29, 1998, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

       (1) To elect four of the Board of Directors for three-year terms; and

       (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

       The Board of Directors knows of no matter, other than that set forth in paragraph (1) above (which is discussed at greater length in the accompanying Proxy Statement), that will be presented for consideration at the Annual Meeting.

       The Board of Directors has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting.

       Please mark, date and sign the enclosed Proxy and return it promptly in the envelope provided for your convenience. If you attend the meeting and decide to vote in person, you may revoke your Proxy. SHAREHOLDERS ATTENDING THE MEETING WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER AND WHO INTEND TO VOTE IN PERSON SHOULD BRING AN AFFIDAVIT OF OWNERSHIP FROM THE BROKER SO THAT BENEFICIAL OWNERSHIP CAN BE VERIFIED WITHOUT DELAY ON THE MEETING DATE. The prompt return of your Proxy will save the postage expense of additional mailings.


                                 By Order of the Board of Directors,


                                 /s/ GUILLERMO SILVA, JR.

                                 Guillermo Silva, Jr.
                                 Secretary

April 27, 1998

                             YOUR VOTE IS IMPORTANT
                          PLEASE MARK, DATE, SIGN AND
                    PROMPTLY RETURN YOUR PROXY.  THANK YOU.

                            EL PASO ELECTRIC COMPANY
                                 100 N. Stanton
                             El Paso, Texas  79901

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 1998


                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of El Paso Electric Company (the "Company") for use at its 1998 Annual Meeting of Shareholders to be held on Friday, May 29, 1998, and at any adjournments thereof. The Company's principal offices are located at the Paul Kayser Center, 100 N. Stanton, El Paso, Texas 79901.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, fax and telegram by the directors, officers and employees of the Company. The Company will reimburse brokers, banks and other persons for reasonable expenses in sending proxy materials to beneficial owners. To assist in the distribution of proxy material and solicitation, the Company has engaged Corporate Investor Communications, Inc. for a fee of $4,800 plus out-of-pocket expenses.

     This proxy statement and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 27, 1998.

         SHARES OUTSTANDING, VOTING RIGHTS AND REVOCABILITY OF PROXIES

     At the close of business on March 31, 1998, the record date for determination of the shareholders entitled to notice of and to vote at the 1998 Annual Meeting, the Company had outstanding 60,276,784 shares of its common stock (the "Common Stock").

     Each outstanding share of Common Stock is entitled to one vote. The holders of at least a majority of the issued and outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting for a quorum to be present and business to be conducted.

     A shareholder having the right to vote may vote either in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram or similar transmission by a shareholder, or photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing.

     A shareholder who signs and returns a proxy may revoke that proxy at any time before the Annual Meeting or, by ballot at the meeting, cancel any proxy previously returned. The shares represented by a proxy given and not so revoked or revised will be voted and, where the shareholder specifies a choice with respect to any matter to be acted upon and for which a ballot is provided in the proxy form, the shares will be voted in accordance with the specification so made. If a proxy is returned, but no choice is specified, the shares will be voted FOR the election of the nominees for director set forth in this proxy statement and, in the discretion of the proxy holder, with respect to any other business that may properly come before the Annual Meeting. If no proxy is returned, the shares represented by such proxy will not be voted.

     The Board of Directors is not aware of any matter that will be presented at the Annual Meeting other than as set forth in the accompanying Notice. If, however, any such matters are presented at the Annual Meeting, in the absence of instructions to the contrary, the proxies will be voted in accordance with the best judgment and in the discretion of the named proxy holders.

     Abstentions are included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present, and are counted as a vote AGAINST for determining whether a proposal has been approved. Broker non-votes are not included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present and are not counted for purposes of determining whether a proposal has been approved.

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to elect each of the nominees for director whose name appears herein.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Bylaws divide the Board of Directors into three classes, as nearly equal in number as possible, each of which is elected for a three year term. Class II directors, consisting of the four nominees shown below, will stand for election at the 1998 Annual Meeting for three-year terms expiring at the annual meeting of shareholders in 2001 or until their successors are elected and qualified. The terms of the other nine directors shown below will continue as indicated.

     The shares represented by the accompanying proxy will be voted to elect the four nominees recommended by the Board of Directors, who are shown below as nominees for Class II directors, unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee.

                                 NOMINEES AND DIRECTORS OF THE COMPANY

                                     Director      Principal Occupation and Employment
          Name                 Age    Since           During the Past Five Years (1)
          ----                 ---   --------      -----------------------------------
NOMINEES FOR CLASS II DIRECTORS (NEW TERM WILL EXPIRE IN 2001)

Wilson K. Cadman (2)            70    1992     Retired as Chairman of the Board, President and
                                               Chief Executive Officer of Kansas Gas and Electric
                                               Company and Vice Chairman of the Board of Western
                                               Resources, Inc., in 1992.
James A. Cardwell (3)           65    1990     Chief Executive Officer, Petro Stopping Centers,
                                               LP, a nationwide chain of truck stops.
James W. Cicconi                45    1997     Partner of Akin, Gump, Strauss, Hauer & Feld, a
                                               law firm, since 1991.
Patricia Z. Holland-Branch      53    1997     President, Chief Executive Officer and Owner of
                                               HB/PZH Commercial Environments Inc., a full
                                               service office furniture dealership, project
                                               management and design firm, since 1986.  Franchise
                                               owner of Office Furniture USA since 1997.
                                               Chairman of the Board and Owner of Clean Team,
                                               Inc., dba Millicare Environmental Services, a
                                               commercial carpet maintenance franchise, since
                                               1997.
CLASS I DIRECTORS (TERM EXPIRES IN 2000)

George W. Edwards, Jr. (4)      58    1992     Chairman of the Board since May 1996; Retired as
                                               President, Chief Executive Officer and Director of
                                               Kansas City Railway Company in May 1995, where he
                                               served in that capacity for 4 years, from April
                                               1991 to May 1995; Chairman and CEO of United
                                               Illuminating Co. from April 1985 to April 1991.
Ramiro Guzman (5)               51    1996     President of Montana Distributing Company since
                                               February 1998; President and Chief Executive
                                               Officer of Dickshire Distributing for more than
                                               five years prior to February 1998.
Stephen Wertheimer (6)          47    1996     Managing Director of Credit Research and Trading
                                               since 1996; President and Founder of Water Capital
                                               Corp. from 1991 to 1997.
Charles A. Yamarone (7)         39    1996     Executive Vice President of Libra Investments,
                                               Inc., since 1991.

                                 NOMINEES AND DIRECTORS OF THE COMPANY

                                     Director      Principal Occupation and Employment
          Name                 Age    Since           During the Past Five Years (1)
          ----                 ---   --------      -----------------------------------
CLASS III DIRECTORS (TERM WILL EXPIRE IN 1999)

James W. Harris                 51    1996     Founder and President of Seneca Financial Group,
                                               Inc., since 1993; Vice President and subsequently
                                               Managing Director of Lehman Brothers, for more
                                               than five years prior to 1993.
Kenneth R. Heitz                50    1996     Partner of Irell and Manella, a law firm, since
                                               1991.
Michael K. Parks                38    1996     President of Aurora National Life Assurance
                                               Company since 1994; Chief Investment Officer of
                                               Aurora National Life Insurance Company since 1993;
                                               financial consultant from September 1992 to August
                                               1993 in the rehabilitation of Executive Life
                                               Insurance Company; a Director of Leveraged Finance
                                               and various other positions at Salomon Brothers
                                               Inc., for more than five years prior to September
                                               1992.
Eric B. Siegel (8)              40    1996     Principal of Pegasus Insurance Partners, a private
                                               investment firm, since 1995; limited partner of
                                               Apollo Advisors, L.P. and Lion Advisors, L.P., and
                                               Vice President/principal of Apollo Advisors/Lion
                                               Advisors from 1990 to 1995.
James S. Haines, Jr. (9)        51    1996     Chief Executive Officer and President of the
                                               Company since May 1996; Executive Vice President
                                               and Chief Operating Officer of Western Resources,
                                               Inc. from June 1995 until May 1996; Executive Vice
                                               President and Chief Administrative Officer of
                                               Western Resources, Inc. from April 1992 to June
                                               1995.

-----------------------------------------
(1) Where no date is specfied, the director has held the position for more than the past five years.
(2) Mr. Cadman is also a director of the Columbia Gas System, Inc., and Clark/Bardes, Inc.
(3) Mr. Cardwell is also a trustee of Security Capital Pacific Trust, a real estate investment trust, a director of Continental National Bank, N.A. and, until his resignation on February 20, 1998, a director of Camino Real Bank (formerly Texas Bank).
(4) Mr. Edwards is also a director and Chairman of the Board of Aquarion Company and Hubbell, Inc.
(5)  Mr. Guzman is also an advisory director of Chase Bank of Texas, N.A.
(6) Mr. Wertheimer is also Chairman of Advanced Mining Systems, Inc. and is a director of Caribbean Cigar Company and Greenwich Fine Arts, Inc.

(7) Mr. Yamarone is also a director of Continental Airlines, Inc. since January 1995.
(8) Mr. Siegel is also a director of Sun International Hotels, Ltd.
(9) Mr. Haines is also an advisory director of Chase Bank of Texas, N.A.

                DIRECTORS' MEETINGS, COMPENSATION AND COMMITTEES

     The Board of Directors held 15 meetings during calendar year 1997. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he served during the period he served in such position.

COMPENSATION OF DIRECTORS

     The compensation for non-employee directors of the Board of Directors during 1997 consisted of the following: (a) $20,000 per year, for four meetings of the Board of Directors or committees thereof per year, an additional $1,000 for each meeting beyond four, and established hourly compensation for special projects; and (b) in accordance with the terms of the 1996 El Paso Electric Company Long-Term Incentive Plan, stock options covering 5,000 shares of Common Stock. In addition, the Board awarded Mr. Edwards, in consideration of his service as Chairman of the Board during 1997, 25,000 shares of Common Stock that are restricted as to sale until May 29, 1998. Further, the Company has at times called upon directors for special expertise for which it pays an hourly consulting fee. In 1997, three directors were paid a consulting fee which in aggregate amounted to approximately $9,000.

     The compensation for non-employee directors of the Board of Directors during 1998 is anticipated to be unchanged from 1997.

     The Board of Directors has the following standing committees: Audit/Ethics, Civic and Charitable Affairs, Compensation/Benefits, Executive/Nominating, Palo Verde Oversight, and Environmental.

     During 1997, the Audit/Ethics Committee was composed of directors Yamarone, Parks, Guzman and Houghton(1). The Audit/Ethics Committee, which held seven meetings in 1997, is responsible for recommending the appointment of the independent auditors of the Company, reviewing all recommendations of the Company's independent auditors and the Company's internal auditors, reviewing and approving non-audit services performed by accountants and other consultants retained by the Company, reviewing the Company's periodic reports filed with the Securities and Exchange Commission and otherwise overseeing the Company's financial reporting system. The Audit/Ethics Committee also performs the functions of an ethics committee and in that capacity is responsible for ensuring integrity is maintained in all business dealings involving the Company, that self-dealing and the appearance of impropriety are avoided in such business transactions, and the Company's ethical standards of conduct comply with legal requirements.

--------------------
(1) Mr. Houghton served until his resignation on May 22, 1997.

     During 1997, the Civic and Charitable Affairs Committee was composed of directors Houghton(1), Cardwell, Guzman and Haines. The Civic and Charitable Affairs Committee, which held four meetings in 1997, is responsible for setting policy and reviewing an annual budget for civic and charitable contributions by the Company in the communities it serves.

     During 1997, the Compensation/Benefits Committee was composed of directors Heitz, Cadman, Houghton(1) and Yamarone. The Compensation/Benefits Committee, which held six meetings in 1997, is responsible for evaluating and approving the compensation of executive officers. It also reviews and approves recommended Company-wide increases for employees, as well as approving the adoption of contracts with union employees. The Compensation/Benefits Committee is also responsible for evaluating and adopting benefit plan programs.

     During 1997, the Executive/Nominating Committee was composed of directors Wertheimer, Siegel, Haines, Harris and Parks. The Executive/Nominating Committee, which held twenty-two meetings in 1997, is the administrative and policy making committee of the Board, and may exercise all powers of the Board (except as prohibited by the Texas Business Corporation Act) between meetings. In addition, the Committee's responsibilities include analyzing and making recommendations to the Board regarding the maximization of shareholder value. The Executive/Nominating Committee is responsible for conducting peer reviews and evaluations of the members of the Board.

     During 1997, the Palo Verde Oversight Committee was composed of directors Cadman, Guzman, Siegel and Cardwell. The Palo Verde Oversight Committee, which held two meetings in 1997, is responsible for reviewing and assessing the activities and operations of the Palo Verde Nuclear Generating Station, in which the Company is a minority participant.

     During 1997, the Environmental Committee was composed of directors Cardwell, Harris, Wertheimer and Heitz. The Environmental Committee, which held two meetings in 1997, is responsible for overseeing the affairs and operations of the Company to determine whether the Company has operated Company facilities in compliance with applicable environmental laws and regulations; and identifying existing and potential environmental issues facing the Company under federal, state or local law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 1998 (except as indicated in the footnote to the table), certain information regarding ownership of Common Stock by (i) each person known to the Company to own beneficially more than 5% of its Common Stock; (ii) each of the current directors, including those who have been nominated to serve as a Class II director, of the Company; (iii) the Company's Chief Executive Officer and certain other executive officers of the Company during the year ended December 31, 1997 and (iv) all directors and current executive officers of the Company as a group (21 persons). None of the persons described in items (ii)-(iv) owns any Preferred Stock of the Company.

           Name and Address                   Amount and Nature of          Percent
          of Beneficial Owner               Beneficial Ownership(1)        of Class
          -------------------               -----------------------        --------

FMR Corp.                                       6,270,276  (2)              10.40%
  82 Devonshire Street
  Boston, MA 02109
Ryback Management Corporation                   6,023,900  (3)               9.99%
  7711 Carondelet Avenue
  Box 16900
  St. Louis, MO  63105
Princeton Services, Inc.                        4,660,894  (4)               7.73%
  80 Scudders Mill Road
  Plainsboro, NJ  08536
Westport Asset Management, Inc.                 3,790,950  (5)               6.29%
  253 Riverside Avenue
  Westport, CT  06880
George W. Edwards, Jr.                             62,040  (6)                 *
Wilson K. Cadman                                   12,040  (7)                 *
James A. Cardwell                                  12,091  (7)                 *
James W. Cicconi                                        0                      *
Ramiro Guzman                                      12,040  (7)                 *
James W. Harris                                    27,040  (7)                 *
Kenneth R. Heitz                                   12,040  (7)                 *
Patricia Z. Holland-Branch                              0                      *
Edward C. Houghton, IV**                            6,232  (8)                 *
Michael K. Parks                                   22,040  (7)                 *
Eric B. Siegel                                     18,040  (7)                 *
Stephen Wertheimer                                 18,290  (7)                 *
Charles A. Yamarone                                22,040  (7)                 *
James S. Haines, Jr.                              411,181  (9)                 *
Eduardo A. Rodriguez                               30,865 (10)                 *
Gary R. Hedrick                                    27,350 (11)                 *
Julius F. Bates                                    27,619 (12)                 *
Michael L. Blough                                  27,274 (13)                 *
John C. Horne                                      27,293 (14)                 *
Other Executive Officers                           32,142 (15)                 *
All directors and executive officers
 as a group**                                     801,425 (16)               1.32%
(21 persons)

---------------------------
  *  Less than 1%.
 ** Mr. Houghton resigned from the Board of Directors effective May 22, 1997, and his shares are excluded from total of all directors and executive officers.
 (1) Each individual director, the chief executive officer and certain other executive officers has sole voting power and investment power with respect to his/her shares (or shares such power with spouse), except as noted below.

(2) Information regarding ownership of Common Stock by FMR Corp. is included herein in reliance on information set forth in Amendment 10 dated March 27, 1998 to a Schedule 13-D filed by FMR Corp. with the Securities and Exchange Commission (the "Commission") and on information set forth in a
     Schedule 13-G dated April 13, 1998 filed by FMR Corp. with the Commission. FMR is a holding company one of whose principal assets is the capital stock of a wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"). Fidelity is an investment advisor which is registered under
     Section 203 of the Investment Advisors Act of 1940 and which provides investment advisory services to more than 30 investment companies which are registered under Section 8 of the Investment Company Act of 1940 and serves as investment advisor to certain other funds which are generally offered to limited groups of investors (the "Fidelity Funds"). Fidelity Management Trust Company ("FMTC"), a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, serves as trustee or managing agent for various private investment accounts, and serves as investment adviser to certain other funds which are generally offered to limited groups of investors (the "Accounts"). FMR beneficially owns, through Fidelity, as investment advisor to the Fidelity Funds, 5,412,213 Shares, and through FMTC, the managing agent for the Accounts, 858,063 Shares. The combined holdings of FMR, Fidelity, and FMTC, are 6,270,276 Shares. FMR, through its control of Fidelity, investment advisor to the Fidelity Funds, and the Funds each has sole power to dispose of the Shares. FMR does not have the sole power to vote or direct the voting of the 5,412,213 Shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the Shares under written guidelines established by the Funds' Board of Trustees. FMR, through its control of FMTC, investment manager to the Accounts, and the Accounts each has sole dispositive power over 858,063 Shares and sole power to vote or to direct the voting of 746,272 Shares, and no power to vote or to direct the voting of 111,791 Shares owned by the Accounts.
(3)  Information regarding ownership of Common Stock by Ryback Management
     Corp. ("Ryback") is included herein in reliance on information set forth in a Schedule 13-G filed by Ryback on January 23, 1998 with the Commission, reflecting ownership as of December 31, 1997. The shares reflected in the
     Schedule 13-G were held in a fiduciary capacity by either Ryback and/or Lindner Investment Series Trust. Ryback is an Investment Company Advisor registered under Section 203 of the Advisors Act and Lindner Investment Series Trust is an Investment Company registered under Section 8 of the Investment Company Act. Lindner Dividend Fund, a registered investment company that is a separate series of the Lindner Investment Series Trust, owns 3,700,700 shares, and Ryback manages 2,323,200 shares. Ryback retains sole voting and investment power over all shares shown in the table.
(4)  Information regarding ownership of Common Stock by Princeton Services,
     Inc. ("PSI"), Merrill Lynch Asset Management, L.P. ("MLAM") and Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is included herein with reliance on information set forth in a Schedule 13-G filed by PSI, MLAM and the Fund on January 29, 1998 with the Commission, reflecting ownership as of December 31, 1997. PSI is a parent holding company in accordance with (Section) 240.13d-1(b)(ii)(G) of the Securities Exchange Act of 1934. MLAM is an investment adviser registered under (Section) 203 of the

     Investment Advisers Act of 1940. The Fund is an investment company registered under Section 8 of the Investment Company Act of 1940. According to the filing, PSI, MLAM and the Fund have shared voting and investment power over the Company's Common Stock reported on their Schedule 13-G. PSI disclaims beneficial ownership of such common stock.
(5) Information regarding ownership of Common Stock by Westport Asset Management Inc., ("Westport") is included herein with reliance on information set forth in Schedule 13-G filed by Westport on February 20, 1998. Westport is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940. According to the filing, Westport maintains shared voting and dispositive power over 3,790,950 of the Company's Common shares.
(6) Includes (i) 5,000 shares of common stock that Mr. Edwards has the right to acquire within 60 days of March 27, 1998, by exercising options granted under the 1996 Long-Term Incentive Plan ("1996 Plan"); and (ii) 29,224 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power.
(7) Includes (i) 5,000 shares of common stock that each director has the right to acquire within 60 days of March 27, 1998, by exercising options granted under the 1996 Plan; and (ii) 4,224 shares of restricted stock awarded under the 1996 Plan over which each director has voting power but no investment power.
(8) Includes (i) 600 shares of common stock owned by Mr. Houghton's dependent son over which Mr. Houghton has no voting power or investment power and
     (ii) 4,224 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power.
(9) Includes (i) 320,000 shares of common stock that Mr. Haines currently has the right to acquire through the earlier of April 30, 2006 or 90 days following termination of employment by exercising options granted under the 1996 Plan; and (ii) 60,000 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power.
(10) Includes (i) 20,000 shares of common stock that Mr. Rodriguez currently has the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 7,519 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power; and (iii) 185 shares held for the benefit of Mr. Rodriguez in the Company's Leveraged Employee Stock Ownership Plan and Trust ("Leveraged ESOP") over which he has voting power but no investment power.
(11) Includes (i) 20,000 shares of common stock that Mr. Hedrick currently has the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 5,085 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power; (iii) 94 shares held for the benefit of Mr. Hedrick in the Leveraged ESOP over which he has voting power but no investment power; and (iv) 41 shares owned by his spouse over which Mr. Hedrick has no voting power or investment power.
(12) Includes (i) 20,000 shares of common stock that Mr. Bates currently has the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 4,985 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power; and (iii) 175 shares held for the benefit of Mr. Bates in the Leveraged ESOP over which he has voting power but no investment power.
(13) Includes (i) 20,000 shares of common stock that Mr. Blough currently has the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 4,985 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power; (iii) 124 shares held for the benefit of Mr. Blough in the Leveraged ESOP over which he has voting power but no investment power; and (iv) 78 shares owned by his spouse over which Mr. Blough has no voting power or investment power.
(14) Includes (i) 20,000 shares of common stock that Mr. Horne currently has the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 4,929 shares of restricted stock awarded under the 1996 Plan over which he has voting power but no investment power; and (iii) 163 shares held for the benefit of Mr. Horne in the Leveraged ESOP over which he has voting power but no investment power.
(15) Includes (i) 20,000 shares of common stock that other executive officers currently have the right to acquire through the earlier of June 10, 2006 or 90 days following termination of employment, by exercising options granted under the 1996 Plan; (ii) 8,603 shares of restricted stock awarded under the 1996 Plan over which they have voting power but no investment power; and (iii) 282 shares held for the benefit of other executive officers in the Leveraged ESOP over which they have voting power but no investment power.
(16) Includes (i) 490,000 shares underlying stock options subject to exercise currently within various dates as discussed above, (ii) 163,346 shares of restricted stock awarded to named executives and directors under the 1996 Plan over which they have voting power but no investment power; and (iii) 1,023 shares held for benefit of executive officers in the Leveraged ESOP over which they have voting power but no investment power. Also includes 119 shares owned by spouses of executive officers over which they have no voting power or investment power. Does not include shares attributed to Mr. Houghton who resigned from the Board of Directors effective May 22, 1997.

CERTAIN BUSINESS RELATIONSHIPS

     During 1997, the Company engaged the services of several law firms including Akin, Gump, Stauss, Hauer and Feld, LLP, a law firm of which James W. Cicconi, a Class II director, is a partner. The Company believes that the fees paid to such firm are comparable to the fees paid for comparable legal services to firms not affiliated with any director of the Company.

     Also during 1997, the Company purchased office furniture and carpeting from HB/PZH Commercial Environments, Inc., in the approximate amount of $284,000. Patricia Z. Holland-Branch, a Class II Director, is the principal shareholder and president of HB/PZH Commercial Environments, Inc. The Company also purchased diesel fuel, bulk motor oil and hydraulic fluid during 1997 in the approximate amount of $153,000 from C&R Distributing. James A. Cardwell, a Class II Director, is owner and Vice President of C&R Distributing. The Company believes that the amounts paid to such firms are comparable to amounts payable for comparable products to firms not affiliated with any director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act, requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during and for the fiscal year ended December 31, 1997, its officers, directors and 10% shareholders (of which the Company is aware of one) complied with all Section 16(a) filing requirements.

                         CERTAIN ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the cash and non-cash compensation paid to the chief executive officer during 1997, and each of the other five most highly compensated executive officers other than the chief executive officer who were serving as executive officers at December 31, 1997 (the "Named Executive Officers"), for the fiscal years ended December 31, 1997, December 31, 1996, and December 31, 1995, for service in the capacities indicated.

                                                    SUMMARY COMPENSATION TABLE
                                                                                                Long-Term
                                                               Annual                          Compensation
                                                            Compensation                          Awards
                                                 ------------------------------------   --------------------------
                                                                           Other                       Securities          All
                                                  Base                    Annual        Restricted     Underlying         Other
                Name and                         Salary     Bonus     Compensation(1)      Stock      Options/SARs   Compensation(2)
           Principal Position             Year    ($)        ($)            ($)             ($)            (#)             ($)
           ------------------             ----   ------     -----     ---------------   ----------    ------------   ---------------

James S. Haines, Jr.....................  1997   425,000          0         24,519                              0            4,750
 Chief Executive Officer                  1996   282,789    125,000         84,880(3)    532,150(4)       800,000                0
 & President (since May 1,1996)

Eduardo A. Rodriguez....................  1997   210,000     32,010(5)       2,423                              0            3,998
 Senior Vice President-                   1996   196,271    296,097(6)      13,846                        100,000            4,750
 Customer and Corporate                   1995   169,000          0          9,750                              0            1,498
 Services

Gary R. Hedrick.........................  1997   147,000     22,415(5)       6,785                              0              317
 Vice President-Treasurer                 1996   129,792    205,216(6)       8,384                        100,000                0
 & Chief Financial Officer                1995   124,800          0          9,600                              0                0

Julius F. Bates.........................  1997   141,000     21,499(5)       5,748                              0            4,253
 Vice President-                          1996   129,792    180,216(6)       5,990                        100,000            4,750
 Transmission & Distribution              1995   124,800          0          3,879                              0            3,837

Michael L. Blough.......................  1997   141,000     21,499(5)       6,833                              0            4,444
 Vice President-                          1996   129,792    205,216(6)       6,508                        100,000            4,750
 Administration                           1995   114,381          0          9,120                              0            4,077

John C. Horne...........................  1997   137,700     20,986(5)       5,296                              0            4,131
 Vice President-                          1996   129,792    180,216(6)       5,990                        100,000            4,750
 Power Supply                             1995   124,800          0          5,760                              0            1,296

-------------------------------
(1) Represents payments for accrued and unused vacation and personal holiday time pursuant to Company policy. Excludes perquisites representing less than ten percent of annual salary.

(2) Includes matching contributions made by the Company under the Company's 401(k) Plan.
(3) Includes commissions and certain closing costs and fees associated with the sale of Mr. Haines' home in Kansas and reimbursement of moving expenses for Mr. Haines to relocate to El Paso.
(4) Mr. Haines owned 100,000 restricted shares at year-end and the value of these shares at December 31, 1997 was $731,250. These shares vest over a five year period in increments of 20% per year beginning January 1, 1997. Mr. Haines will receive cash dividends if and when declared on vested shares; dividends on unvested shares will be used to acquire additional restricted shares.
(5) Messrs. Rodriguez, Hedrick, Bates, Blough and Horne owned 4,370, 3,060, 2,935, 2,935 and 2,865 shares of restricted stock, respectively, under the 1997 Bonus Plan. Such shares vest over 4 years with 20% vesting on the day of the grant and 20% vesting on each annual anniversary of the grant. Each individual will receive cash dividends if and when declared on vested shares; dividends on unvested shares will be used to acquire additional shares. The value of these shares at December 31, 1997 for Messrs. Rodriguez, Hedrick, Bates, Blough and Horne was $31,956, $22,376, $21,462, $21,462 and $20,950, respectively.
(6) Includes compensation for the unique or extraordinary demands placed on and the contribution of the officers for the Company's emergence from Bankruptcy. Also reflects the ownership by Messrs. Rodriguez, Hedrick, Bates, Blough and Horne of 6,705, 4,395, 4,395, 4,395 and 4,395 shares of restricted stock, respectively, under the 1996 Annual Incentive Plan. Such shares vest over 4 years with 20% vesting on the day of the grant and 20% vesting on each annual anniversary of the grant. Each individual will receive cash dividends if and when declared on vested shares; dividends on unvested shares will be used to acquire additional shares. The value of these shares at December 31, 1997 for Messrs. Rodriguez, Hedrick, Bates, Blough and Horne was $49,030, $32,138, $32,138, $32,138 and 32,138,
    respectively.

                       AGGREGATED OPTIONS/SAR EXERCISES
               IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR VALUES

                           Number of Securities                 Value of
                                Underlying               Exercisable/Unexercised
                          Exercisable/Unexercised             In-the-Money
                              Options/SARS at                Options-SARS at
         Name                 Fiscal Year-end                Fiscal Year-end
------------------------  ------------------------       -----------------------

James S. Haines, Jr.          320,000/480,000                 637,120/955,680
Eduardo A. Rodriguez           20,000/80,000                   35,050/140,200
Gary R. Hedrick                20,000/80,000                   35,050/140,200
Julius F. Bates                20,000/80,000                   35,050/140,200
Michael L. Blough              20,000/80,000                   35,050/140,200
John C. Horne                  20,000/80,000                   35,050/140,200

                         RETIREMENT INCOME PLAN TABLE

     The table set forth below shows estimated annual benefits payable at the normal retirement age of 65 upon retirement under the Company's Retirement Income Plan for the years of service and levels of final average compensation specified.

                              PENSION PLAN TABLE

                                 Years of Service
               ----------------------------------------------------
Compensation     15         20          25         30         35
------------   -------    -------     -------    -------    -------
 $125,000      $23,438    $31,250     $39,062    $46,875    $54,688
  150,000       28,125     37,500      46,875     56,250     65,625
  175,000       30,000     40,000      50,000     60,000     70,000
  200,000       30,000     40,000      50,000     60,000     70,000
  225,000       30,000     40,000      50,000     60,000     70,000
  250,000       30,000     40,000      50,000     60,000     70,000
  300,000       30,000     40,000      50,000     60,000     70,000
  400,000       30,000     40,000      50,000     60,000     70,000
  450,000       30,000     40,000      50,000     60,000     70,000
  500,000       30,000     40,000      50,000     60,000     70,000

     The compensation covered by the Retirement Income Plan is the annual salary paid to the participant, which is reflected in the column titled "Base Salary" in the Summary Compensation Table. The estimated credited years of service for each of Messrs. Haines, Rodriguez, Hedrick, Bates, Blough and Horne at December 31, 1997 was 2, 17, 21, 25, 16 and 25, respectively. The benefits are computed based on straight-life annuity amounts and are not subject to any deduction or offset for social security benefits or other amounts. Pursuant to applicable federal regulations, for periods after December 31, 1992, the maximum amount of compensation on which the benefits can be based was reduced to $150,000 per year, as such amount may be adjusted in $10,000 increments. The maximum amount of compensation on which benefits may be based is currently $160,000. Participants in the Retirement Income Plan will receive the greater of the accrued benefit at December 31, 1992, or the benefits accrued using the compensation limitation.

EMPLOYMENT AGREEMENTS AND RELATED MATTERS

     James S. Haines, Jr. became the Company's Chief Executive Officer and President on May 1, 1996. The Company has entered into an employment agreement with Mr. Haines for an initial term of five years at an initial base salary of $425,000 per year. In addition, pursuant to the agreement, Mr. Haines was awarded 100,000 shares of restricted stock and was granted options covering 800,000 shares of Common Stock with an exercise price of $5.3215 per share. The restrictions on the restricted stock are scheduled to lapse in 20% increments annually beginning January 1, 1997 and the options are scheduled to vest in 20% increments per year beginning December 31, 1996, subject to earlier lapsing and vesting under certain circumstances (including a change of control of the Company).

     The Company has a four-year employment contract with Mr. Rodriguez, which expires on February 12, 2000 and provides for certain minimum base salary levels, which escalate to not less than $220,000 in the final year of the agreement.

     The Company had two-year employment agreements with each of Mr. Hedrick and Mr. Blough, which expired on February 28, 1998. Such agreements provided for a minimum base salary level of not less than $129,792 annually.

                        COMPENSATION/BENEFITS COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Compensation/Benefits Committee (the "Committee") of the Board of Directors is comprised entirely of non-employee Directors. The Committee is responsible for reviewing and approving the compensation of all executive officers of the Company, including the Named Executive Officers and for administering the 1996 Long-Term Incentive Plan. Following review and approval by the Committee, all significant issues pertaining to executive compensation are submitted to the full Board of Directors for approval.

     COMPENSATION PROGRAM. Following its emergence from bankruptcy, the Company retained an international benefits and compensation consulting firm to advise the Board in designing an overall executive compensation program. Specific information was provided for 13 organizations engaged primarily in the electric utility business, and more general data was made available covering other organizations of a size comparable to the Company. In addition, the Company's internal staff provides the Committee with salary and benefits information compiled by the Edison Electric Institute (EEI) covering electric utilities with annual revenues between $500 million and $1 billion. This overall group of companies is thus smaller than the "EEI 100" index used to prepare the performance graph that appears later in this Proxy Statement, and at the same time broader than that index because of the Committee's view that the Company is entering a deregulated environment and must compete for executive talent against non-utility companies.

     The Committee believes that the executive compensation program should include a base salary that is at or near the mean for peer utilities (as described above), adjusted as appropriate for regional price and compensation levels and trends, and short-term and long-term incentive compensation that aligns the interests of the executive with the total return to the Company's shareholders. The incentive components of compensation are intended to provide total compensation that is commensurate with a broader industry group as well as utilities. The use of stock-based compensation that vests over time has the additional effect of retaining quality talent.

     Based on the above parameters, the Committee and Board adopted during 1996 a total compensation program for executives that is comprised of three elements: base salary; short-term incentives; and long-term incentives.

     BASE SALARY. Each executive officer position is assigned a salary grade with minimum, midpoint and maximum ranges established to reflect salary information from comparable electric utility companies as described above. Once the range is established for a particular position, the base salary of each executive officer is determined by his or her skills and experience and potential impact on the Company's operations. Base salary adjustments are affected by the officer's individual performance and success in achieving specific corporate and individual goals. The Chief Executive Officer reviews the performance of the other executive officers and makes recommendations to the Committee based on each officer's performance. Based on the information available to it, the Committee believes that the base salary of these individuals is generally near the median for comparable electric utilities.

     SHORT-TERM INCENTIVES. Each executive officer other than the Chief Executive Officer may earn an incentive bonus of up to 50% of his or her base compensation if the Company achieves specific annual goals that are established in advance by the Committee and the Board. All short-term incentive awards are paid in Common Stock and vest equally over a four year period with 20% vesting once the goal is achieved and 20% vesting on each one year anniversary of such date for the next four years. It is anticipated that the annual performance goals will be "stretch" goals based on the achievement of corporate objectives (such as cash flow, expense reduction, customer satisfaction, etc.) that will lead to enhanced shareholder value. In 1997, the performance goals included safety, customer satisfaction and deleveraging. Executive officers earned a 1997 short-term incentive award of 15.24% of base salary for partial achievement of the deleveraging and customer satisfaction performance goals. For the 1998 incentive plan, goals have been established for safety, customer satisfaction and deleveraging/cash flow. No short-term incentive awards will be granted, however, unless the deleveraging/cash flow goal is met.

     LONG-TERM INCENTIVES. During 1996, each current Named Executive Officer other than the Chief Executive Officer was awarded a stock option grant to acquire 100,000 Common Shares at the market price on the date of grant. The stock options vest in equal 20% increments over five years. The options were designed as both a retention plan as well as a long-term incentive plan, and the number of options granted was by reference to both the base salaries and the Committee's view of appropriate incentives in an industry moving to greater competition. The long-term incentive plan is intended to promote long-term growth and stability and to allow executive officers to acquire the Company's common stock and directly align the executive officers' personal interest with that of other shareholders.

     STOCK OWNERSHIP GUIDELINES. Recognizing that stock ownership by executive officers and directors can directly correlate to improved performance and shareholder enhancement, the Committee also established stock ownership guidelines for executive officers and directors. The guidelines suggest that the Chief Executive Officer own common stock with a value equal to three times his base salary and that other executive officers and directors own common stock with a value equal to two times their base salary or annual retainer, respectively. The ownership guidelines were set with the intention that they be met within 5 years.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The philosophy of the Committee and the Board of Directors is to directly tie the most significant portion of the chief executive officer's compensation to the Company's success in maximizing shareholder value. The shareholders will benefit through the chief executive officer's leadership in establishing and meeting short-term and medium-term financial and operational goals and his initiative in developing and implementing long-term strategy. The need to use cash to deleverage and the constraints on the Company's ability to enhance revenues from customers through rate increases require that the cash portion of the chief executive officer's compensation initially be fixed. At the same time, the Committee strongly believes that the chief executive officer's total compensation should directly reflect increases in the value of the Common Shares.

     The philosophy described above guided the Board in establishing Mr. Haines' compensation in 1996 after he was selected, following an extensive search, with the assistance of a prominent executive search firm, for a chief executive officer with the experience and vision to lead the Company into the deregulated market. Mr. Haines' compensation, which is contained in a five-year employment contract, has three elements: a base salary payable in cash; restricted stock; and stock options. Mr. Haines' base salary is $425,000, which is comparable to the cash portion of his compensation in his previous position as a senior officer of a major electric and gas utility and well within the range of salaries of CEOs of electric utilities. There is no provision in Mr. Haines' contract for annual cash bonuses or for automatic increases in his base salary, and the Committee has not exercised its discretion to award Mr. Haines a cash bonus for 1997 or to increase his base salary in 1998. Instead, Mr. Haines will be compensated for the achievement of short and medium-term goals through increases in the value of 100,000 restricted Common Shares, which will vest in equal increments over the term of his contract. Mr. Haines has also been motivated to build long-term value for shareholders through the award of 800,000 stock options with an exercise price equal to the value of the Common Shares on the date he began his service as the Company's chief executive officer. The number of restricted shares and options awarded to Mr. Haines was arrived at through negotiation and is consistent with utility industry norms for overall compensation. The Committee believes that the bias in favor of stock-based compensation will provide the greatest incentive for Mr. Haines to create and implement value enhancing strategies for the benefit of the Company's shareholders.

          Members of the Compensation/Benefits Committee:

          Kenneth R. Heitz - Chairman
          Wilson K. Cadman
          Charles A. Yamarone

                               PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock to the performance of the American Exchange Market Value Index (XAM) and the Edison Electric Institute's Index of 100 investor-owned electric utilities (EEI
100). The graph assumes that the value of El Paso Electric Common Stock on February 16, 1996 (when it began trading on the American Stock Exchange), and the value of the XAM on February 16, 1996 were $100 and the value of the EEI 100 on January 1, 1996 was $100 and that all dividends were reinvested. The EEI 100 is not published daily. The common shares of the Company prior to February 12, 1996 (the effective date of the plan of reorganization) were canceled as part of the bankruptcy and their performance is not comparable to that of the common shares of the reorganized Company. The table sets forth the relative yearly percentage change in the Company's cumulative total shareholder return as compared to the XAM and the EEI 100, as reflected in the graph.

                             [GRAPH APPEARS HERE]

                       Base      December 31, 1996      December 31, 1997
                       ----      -----------------      -----------------
El Paso Electric      100.000          136.84                  153.94
XAM                   100.000          103.82                  125.91
EEI 100               100.000          101.20                  128.57

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, who have served as independent auditors of the Company's financial statements since 1983, to serve as the independent auditors of the Company's financial statements for the 1998 fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders meetings. To be eligible for inclusion in the proxy statement for the Company's 1999 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company's principal executive offices on or prior to December 8, 1998. A shareholder's notice should list each proposal and a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the class and number of shares held by the shareholder; and any material interest of the shareholder in the business. If a shareholder wishes to nominate a director he must provide the nomination to the Executive/Nominating Committee in writing at the Company's principal offices pursuant to the notice provisions provided in the Company's By-Laws.

                                 OTHER BUSINESS

     The Board of Directors knows of no business, other than as stated in the Notice of Annual Meeting of Shareholders, that will be presented for consideration at the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion.

                                 ANNUAL REPORT

     The Company's 1997 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

                              EL PASO ELECTRIC COMPANY
                              By Order of the Board of Directors


                              /s/ GUILLERMO SILVA, JR.
                              Guillermo Silva, Jr.
                              Secretary


Dated:  April 27, 1998

                              [FORM OF PROXY CARD]

                            EL PASO ELECTRIC COMPANY

                     For the Annual Meeting of Shareholders
                            to be held May 29, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominate(s), constitute(s) and appoint(s) James S. Haines, Jr., Terry D. Bassham and Guillermo Silva, Jr., and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of El Paso Electric Company (the "Company") to be held at the Paul Kayser Center, 100 N. Stanton, El Paso, Texas 79901, on Friday, May 29, 1998 at 10:00 a.m., MDT, or at any adjournments thereof, and vote as specified herein the number of shares that the undersigned, if personally present, would be entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES DESCRIBED IN THE PROXY STATEMENT AS CLASS II DIRECTORS.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES DESCRIBED IN THE PROXY STATEMENT AS CLASS II DIRECTORS. IF ANY MATTERS NOT SPECIFIED IN THE NOTICE OF MEETING ARE PRESENTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT AND IN THE DISCRETION OF THE NAMED PROXY HOLDERS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY MAY ALSO BE REVOKED BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                 [REVERSE OF CARD]

                 [      ]

1.  Election of Directors Listed Below (to                 FOR all nominees
    serve for a term of three years to expire              listed below     [X]
    at the annual meeting in 2001)

WITHHOLD AUTHORITY to vote           *EXCEPTIONS
for all nominees listed below  [X]                [X]

Nominees:   WILSON K. CADMAN   JAMES A. CARDWELL   JAMES W. CICCONI
            PATRICIA Z. HOLLAND-BRANCH
INSTRUCTIONS: To withhold authority to vote for any nominee, mark the
              "Exceptions" box and write that nominee's name on the space provided below.

 *Exceptions
             -------------------------------------------------------------------


                                                            Address Changes
                                                            and/or Comments [X]




                                       Please date and sign exactly as name
                                       appears. If shares are held jointly, each should sign, if signing as attorney, executor, administrator, trustee or guarantee, etc., so indicate when signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated
                                            ------------------------------------

                                       -----------------------------------------
                                                        Signature

                                       -----------------------------------------
                                                Signature if held jointly


                                       Votes must be indicated
                                       (x) in Black or Blue ink.        [X]
                              ---------

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                      -2-